UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2013

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PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

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Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Duck Creek Plaza

On October 8, 2013, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”), through a wholly-owned subsidiary, purchased a grocery-anchored shopping center containing 134,229 rentable square feet located on approximately 11.8 acres of land in Bettendorf, Iowa (“Duck Creek Plaza”) for approximately $19.7 million, exclusive of closing costs.  The Company funded the purchase price with proceeds from its ongoing initial public offering.  Duck Creek Plaza was purchased from Inland Western Bettendorf Duck Creek, LLC and Inland Western Bettendorf Duck Creek I, LLC, both Delaware limited liability companies, neither of which are affiliated with the Company, its advisor or its sub-advisor.

Duck Creek Plaza is 92.9% leased to 19 tenants, including a Schnucks grocery store, which occupies approximately 47.5% of the total rentable square feet of the shopping center.  Based on the current condition of Duck Creek Plaza, the Company’s management does not believe that it will be necessary to make significant renovations to the property. The Company’s management believes Duck Creek Plaza is adequately insured.

Cahill Plaza

On October 9, 2013, the Company, through a wholly-owned subsidiary, purchased a grocery-anchored shopping center containing 69,000 rentable square feet located on approximately 6.8 acres of land in Inver Grove Heights, Minnesota (“Cahill Plaza”) for approximately $8.35 million, exclusive of closing costs.  The Company funded the purchase price with proceeds from its ongoing initial public offering.  Cahill Plaza was purchased from SCP PE Cahill, LLC, a Minnesota limited liability company, which is not affiliated with the Company, its advisor or its sub-advisor.

Cahill Plaza is 96.0% leased to seven tenants, including a Cub Foods grocery store, which occupies approximately 75.4% of the total rentable square feet of the shopping center.  Based on the current condition of Cahill Plaza, the Company’s management does not believe that it will be necessary to make significant renovations to the property. The Company’s management believes Cahill Plaza is adequately insured.

Press Release

On October 21, 2013, the Company issued a press release announcing its acquisition of Duck Creek Plaza and Cahill Plaza.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits

99.1     Press Release dated October 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: October 21, 2013	By:	/s/ R. Mark Addy____________________
R. Mark Addy
Co-President and Chief Operating Officer